Exhibit 10(c)

                             KIRKPATRICK & LOCKHART
                            South Lobby - 9th Floor
                              1800 M Street, N.W.
                          Washington, D. C. 10036-5891
                                 (202) 778-9000




                                                 December 30, 1993


Legg Mason Income Trust, Inc.
111 South Calvert Street
Baltimore, Maryland 21202

Dear Sirs:

         Legg Mason Income Trust, Inc. (the "Company") is a corporation organized under the laws of the State of Maryland by Articles of Incorporation dated April 28, 1987. We understand that the Company is about to file Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A, for the purpose of registering a new series of shares of its capital stock, to be known as Legg Mason High Yield Portfolio.

         We have, as counsel, participated in various corporate and other matters relating to the Company. We have examined copies of the Articles of Incorporation and By-Laws, as now in effect, and the minutes of meetings of the directors and other documents relating to the organization and operation of the Company, and we are generally familiar with its affairs. Based upon the foregoing, it is our opinion that the shares of capital stock of the company that are the subject of Post-Effective Amendment No. 14, if sold now, would be legally issued, fully paid and non-assessable. We express no opinion as to compliance with the Securities Act of 1933, the Investment Company Act of 1940 or applicable state securities laws in connection with the sale of shares of capital stock.

Legg Mason Income Trust, Inc.
December 30, 1993
Page 2



         We hereby consent to this opinion accompanying Post-Effective Amendment No. 14. We also consent to the reference to our firm under the caption "The Corporation's Legal Counsel" in the statement of additional information, which is incorporated by reference into the prospectus of the High Yield Portfolio and filed as part of the Company's registration statement.



                                       Sincerely,

                                       KIRKPATRICK & LOCKHART


                                       By: /s/ Arthur C. Delibert
                                          ----------------------------
                                           Arthur C. Delibert